Business Combination - Summary of Amount of Maxpro's Identifiable Net Assets Acquired at Closing (Detail) - Maxpro [Member] $ in Thousands	Mar. 29, 2023 USD ($)
Disclosure In Tabular Form Of Business Combination Accounted For As Share Based Arrangement [Line Items]
Cash and cash equivalents	$ 954
Notes payable — sponsor	(1,999)
Accrued liabilities	(1,056)
Deferred underwriting compensation	(3,623)
Total Maxpro identifiable net liabilities at fair value	$ (5,724)